EDITORIAL CONTACT:
                                                     Trish Terry
                                                     Public Relations Manager
                                                     925.875.8062
                                                     tterry@legato.com

                                                     INVESTOR CONTACT:
                                                     Stephen C. Wise
                                                     Chief Financial Officer
                                                     650.812.6102
FOR IMMEDIATE RELEASE

             LEGATO ANNOUNCES FOURTH QUARTER AND FISCAL 1999 RESULTS

     PALO ALTO, CA, January 19, 2000-Legato Systems, Inc. (Nasdaq: LGTO), a worldwide leader in enterprise storage management, today announced financial results for its fourth quarter and fiscal year 1999. The Company also announced restated results for the third quarter of 1999.

     For the fourth quarter, the Company reported revenue of $71.2 million, representing an increase of 47% over last year's fourth quarter revenue of $48.5 million. Operating income rose 41% to $14.4 million. Net income, excluding merger-related costs, increased 39% to $9.9 million, from $7.1 million in the same period of 1998. Diluted earnings per share, excluding merger-related costs, increased 38% to $0.11 per share, compared to $0.08 earned per share in the fourth quarter of last year.

     For the fiscal year 1999, the Company reported revenue of $251.1 million, registering an increase of 55% over the same period last year of $161.8 million. Operating income rose 130% to $63.9 million. Net income for 1999, excluding merger-related costs, increased 112% to $43 million, from $20.2 million for the same period of 1998. Diluted earnings of $0.48 per share, excluding merger-related costs, grew 100% over the $0.24 earned during fiscal year 1998.

     The Company is restating results for the third quarter of 1999 to reflect an adjustment concerning one contract that decreased revenue in the third quarter from $71.7 million to $65.9 million. The Company believes that this revenue will be recorded in the first and second quarters of 2000. As a result of this adjustment, earnings per share in the third quarter is reduced from $0.18 to $0.14. "During the last few days, in connection with the audit of the Company's 1999 results, Legato was informed by its auditors that one contract recorded as revenue in the third quarter should be recorded as revenue in 2000," said Stephen C. Wise, Legato's chief financial officer.

     "In spite of solid revenue and earnings growth," commented Louis C. Cole, Legato's president and chief executive officer, "we are very disappointed that results for the fourth quarter fell short of expectations." The shortfall in fourth quarter revenue resulted primarily from the Company's determination, in consultation with its auditors during the last few days in connection with the 1999 audit, that revenue from two contracts signed during the fourth quarter should be recognized during 2000.

     "As we enter 2000, Legato has the energy and momentum typically associated with a start-up company, yet as a leading storage management software company, we're financially and technologically strong, and delivering measurable value to customers," Cole said. "Looking ahead to 2000, we believe that annual revenues will grow in the range of 50 percent year-over-year, and that growth will be stronger in the second half of the year," Cole concluded.

     This press release contains forward-looking statements about the Company's restatement of the third quarter and expected results for the fourth quarter and fiscal year 1999, future profitability and operating results, competition and continuing acceptance of the company's products, and the Company's future prospects for 2000. These forward-looking statements involve a number of risks and uncertainties that could cause the Company's actual results to differ materially. Factors that might cause such a difference include, but are not limited to, additional accounting adjustments in connection with the Company's 1999 audit, fluctuations in quarterly operating results, product concentration, competition, rapid technological change, management of an expanding company, and integration of acquired companies. For a more detailed discussion of these factors, interested parties should review the "Risk Factors" listed in the Company's Form 10-K for 1998 and Forms 10-Q for the first, second and third quarters of 1999, which are on file with the U.S. Securities and Exchange Commission.

ABOUT LEGATO SYSTEMS
     Legato Systems, Inc. (NASDAQ: LGTO), is a worldwide leader in the enterprise storage management software market. Helping companies leverage business-critical, corporate data assets, Legato's products and services enable information continuance, a seamless approach to the movement, management and protection of data throughout an enterprise. Founded in 1989, Legato's storage management software products have become the recognized industry standard with the largest installed base representing over 65,000 customers. Legato's products are available through a network of Legato-licensed resellers, integrators and OEM partners. Legato's corporate headquarters is located at 3210 Porter Drive, Palo Alto, CA 94304. Telephone: 650.812.6000.

                                      # # #
Legato Systems, Inc., Legato logo, and Legato NetWorker are registered trademarks, and NetWorker Archive, NetWorker HSM, ClientPak, SmartClient, SmartMedia, StorSuite, BusinesSuite, Power Edition, Legato GEMS, and OpenTape are trademarks of Legato Systems, Inc. in the U.S. and/or other countries. All other product, trademark, company, or service names mentioned herein are the property of their respective owners.

       The following condensed consolidated financial statements have been restated to reflect the Company's acquisition of the Qualix Group, Inc.
              dba FullTime Software, completed April 19, 1999, and
                    accounted for as a pooling-of-interests.

                              LEGATO SYSTEMS, INC.
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                     (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                              Three Months Ended             Twelve Months Ended
                                                                 December 31,                    December 31,
                                                          ---------------------------   -------------------------------
                                                                 (unaudited)

                                                             1999           1998             1999            1998
                                                             ----           ----             ----            ----
REVENUE:
     Product                                                 $ 51,454       $ 36,168        $ 183,611        $ 122,983
     Service & support                                         19,767         12,323           67,473           38,774
                                                          ------------  -------------    -------------   --------------

          Total revenues                                       71,221         48,491          251,084          161,757

COST OF REVENUE:
     Product                                                    1,540          1,564            5,589            5,304
     Service & Support                                          7,894          4,228           25,870           15,097
                                                          ------------  -------------    -------------   --------------
         Total cost of revenue                                  9,434          5,792           31,459           20,401
                                                          ------------  -------------    -------------   --------------

GROSS PROFIT                                                   61,787         42,699          219,625          141,356

OPERATING EXPENSES:
     Research and development                                  12,643          7,215           40,057           25,645
     Sales and marketing                                       28,414         20,644           94,731           72,017
     General and administration                                 6,346          4,654           20,984           15,874
                                                          ------------  -------------    -------------   --------------
          Total operating expenses                             47,403         32,513          155,772          113,536

OPERATING INCOME                                               14,384         10,186           63,853           27,820
     Interest income, net                                       1,571          1,330            5,448            4,799
                                                          ------------  -------------    -------------   --------------

OPERATING INCOME BEFORE PROVISION FOR INCOME TAXES             15,955         11,516           69,301           32,619
Provision for income taxes                                      6,063          4,376           26,334           12,395
                                                          ------------  -------------    -------------   --------------

NET INCOME - OPERATIONAL                                      $ 9,892        $ 7,140         $ 42,967        $  20,224
                                                          ============  =============    =============   ==============

DILUTED EARNINGS PER SHARE - OPERATIONAL                      $  0.11        $  0.08         $   0.48        $    0.24
                                                          ============  =============    =============   ==============

-----------------------------------------------------------------------------------------------------------------------
Reconciliation of net income - operational to net income - as reported:
Net income - operational                                  $     9,892   $      7,140     $     42,967    $      20,224

Amortization of intangibles                                     9,623            280           21,785            1,118
Merger related expenses                                             -              -           16,438              645
Qualix direct revenue and costs                                     -           (314)            (132)          (1,758)
Income taxes                                                   (2,783)            91          (10,162)             350
                                                          ------------  -------------    ------------    --------------
Net income - as reported                                  $     3,052   $      7,083     $     15,038    $      19,869
                                                          ============  =============    =============   ==============
Diluted earnings per share - as reported                  $      0.03   $       0.08     $       0.17    $        0.24
                                                          ============  =============    =============   ==============
Shares used in the calculation of operational and as
reported diluted earnings per share                            92,783         84,163           89,351           83,074
                                                          ============  =============    =============   ==============


                              LEGATO SYSTEMS, INC.
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (in thousands)


                                                                             December 31,         December 31,
                                                                                 1999                 1998
                                                                         -------------------   --------------------
ASSETS

Current assets:

              Cash, cash equivalents and investments                       $        169,929     $        125,972
              Accounts receivables, net                                              69,018               39,982
              Other current assets                                                   10,112                6,059
              Deferred tax asset                                                     32,437               11,836
                                                                         -------------------   --------------------

                          Total current assets                                      281,496              183,849


Property and equipment, net                                                          27,090               21,119
Deposits and other assets                                                             2,254                  536
Intangible assets, net                                                              141,988                2,243
                                                                         -------------------   --------------------

                          Total assets                                     $        452,828     $        207,747
                                                                         ===================   ====================


LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
              Accounts payable and accrued liabilities                     $         31,915     $         26,816
              Deferred revenues                                                      46,450               21,879
                                                                         -------------------   --------------------

                          Total current liabilities                                  78,365               48,695

Deferred tax liability                                                               22,975                  523

Stockholders' equity:
              Common stock                                                          293,086              115,165
              Retained earnings                                                      58,402               43,364
                                                                         -------------------   --------------------
                          Total stockholders' equity                                351,488              158,529
                                                                         -------------------   --------------------
                          Total liabilities and stockholders' equity       $        452,828     $        207,747
                                                                         ===================   ====================


                              LEGATO SYSTEMS, INC.
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                     (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                             Three Months Ended                  Nine Months Ended
                                                                September 30,                      September 30,
                                                        ------------------------------    --------------------------------
                                                             1999            1998              1999             1998
                                                             ----            ----              ----             ----
REVENUE:
     Product                                                  $ 48,332       $ 32,726          $ 132,157         $ 86,815
     Service & support                                          17,621         10,312             47,706           26,451
                                                        ---------------   ------------    ---------------  ---------------
          Total revenues                                        65,953         43,038            179,863          113,266

COST OF REVENUE:
     Product                                                     1,385          1,504              4,049            3,740
     Service & Support                                           6,639          4,077             17,976           10,869
                                                        ---------------   ------------    ---------------  ---------------
         Total cost of revenue                                   8,024          5,581             22,025           14,609
                                                        ---------------   ------------    ---------------  ---------------

GROSS PROFIT                                                    57,929         37,457            157,838           98,657

OPERATING EXPENSES:
     Research and development                                   10,354          6,837             27,414           18,430
     Sales and marketing                                        23,763         17,883             66,317           51,373
     General and administration                                  5,052          3,717             14,638           11,220
                                                        ---------------   ------------    ---------------  ---------------
          Total operating expenses                              39,169         28,437            108,369           81,023

OPERATING INCOME                                                18,760          9,020             49,469           17,634
     Interest income, net                                        1,257          1,262              3,877            3,469
                                                        ---------------   ------------    ---------------  ---------------

OPERATING INCOME BEFORE PROVISION FOR INCOME TAXES              20,017         10,282             53,346           21,103
Provision for income taxes                                       7,606          3,907             20,271            8,019
                                                        ---------------   ------------    ---------------  ---------------

NET INCOME - OPERATIONAL                                      $ 12,411        $ 6,375           $ 33,075         $ 13,084
                                                        ===============   ============    ===============  ===============

DILUTED EARNINGS PER SHARE - OPERATIONAL                      $   0.14        $  0.08           $   0.38         $   0.16
                                                        ===============   ============    ===============  ===============

--------------------------------------------------------------------------------------------------------------------------
Reconciliation of net income - operational to net income - as reported:
Net income - operational                                      $ 12,411        $ 6,375           $ 33,075         $ 13,084
Amortization of intangibles                                      7,722            279             12,162              838
Merger related expenses                                          8,300            645             16,438              645
Qualix direct revenue and costs                                      -           (469)              (132)          (1,444)
Income taxes                                                    (2,964)          (182)            (7,380)             259
                                                        ---------------   ------------    ---------------  ---------------
Net income - as reported                                      $   (647)       $ 6,102           $ 11,987         $ 12,786
                                                        ===============   ============    ===============  ===============
Diluted earnings per share - as reported                      $  (0.01)       $  0.07           $   0.14         $   0.16
                                                        ===============   ============    ===============  ===============
Shares used in the calculation of operational and as
reported diluted earnings per share                             90,694         83,723             87,802           82,465
                                                        ===============   ============    ===============  ===============




                              LEGATO SYSTEMS, INC.
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)

                                                                               September 30,        December 31,
                                                                                  1999                  1998
                                                                           -------------------   --------------------
                                                                              (Unaudited)
ASSETS

Current assets:
              Cash, cash equivalents and investments                                $ 144,724               $125,972
              Accounts receivables, net                                                62,087                 39,982
              Other current assets                                                      9,194                  6,059
              Deferred tax asset                                                       12,231                 11,836
                                                                           -------------------   --------------------

                          Total current assets                                        228,236                183,849

Property and equipment, net                                                            23,895                 21,119
Deposits and other assets                                                               2,253                    536
Intangible assets, net                                                                151,620                  2,243
                                                                           -------------------   --------------------

                          Total assets                                              $ 406,004               $207,747
                                                                           ===================   ====================

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
              Accounts payable and accrued liabilities                               $ 11,093               $ 26,816
              Deferred revenues                                                        39,594                 21,879
                                                                           -------------------   --------------------

                          Total current liabilities                                    50,687                 48,695

Deferred tax liability                                                                 25,519                    523

Stockholders' equity:
              Common stock                                                            274,448                115,165
              Retained earnings                                                        55,350                 43,364
                                                                           -------------------   --------------------

                          Total stockholders' equity                                  329,798                158,529
                                                                           -------------------   --------------------

                          Total liabilities and stockholders' equity                $ 406,004              $ 207,747
                                                                           ===================   ====================
